UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   January 25, 2007

(Date of earliest event reported)

CIPRICO INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-11336	41-1749708
(Commission File No.)	(IRS Employer Identification No.)

17400 Medina Road, Plymouth, MN 55447

(Address of Principal Executive Offices)(Zip Code)

(763) 551-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Ciprico Inc. held its Annual Meeting of Stockholders at 3:30 pm(CDT) on January 25, 2007. A quorum was achieved and all motions were approved. The motions were as follows; to amend the Certificate of Incorporation to increase the number of directors from six to eight, to set the number of directors at seven, to authorize an increase of 250,000 shares available under the 1996 Restricted Stock Plan, and to elect two people to serve as directors of the Company. Mr. James W. Hansen and Mr. Michael M. Vekich were elected to serve for three-year terms on the Board of Directors.

At a meeting following the Annual Meeting, the Board of Directors elected James W. Hansen, Chairman, Michael M. Vekich, Lead Director, and Monte S. Johnson, Secretary and Treasurer. The Board also elected Mr. Steven D. Merrifield to the Board of Directors for a three-year term. The Board also appointed Mr. Merrifield, President and Chief Executive Officer, Mr. Johnson Senior Vice President and Chief Financial Officer, and Mr. Andrew Mills, Senior Vice President – Marketing and Development.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

At the conclusion of the business portion of the Annual Meeting of Stockholders on January 25, 2007, management presented information set forth in Exhibit 99.1 attached hereto and incorporated in this Current Report as if fully set forth herein.

In addition to the presentation attached hereto, management also made the following comments that are deemed to be pertinent to a stockholder or investor review of the presentation:

1)              In response to a question from a stockholder, Mr. Merrifield indicated that based on the Company current’s position, a return to profitability would not occur until sometime in fiscal 2008.

2)              Mr. Merrifield also indicated that there would be increased emphasis on the European marketplace as an outlet for both current and future product and software sales.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)                                  Financial Statements: None.

(b)                                 Pro Forma financial information: None.

(c)                                  Exhibits:

99.1           Management presentation following the Annual Meeting of Stockholders held on January 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ciprico Inc.

	By	/s/ Monte S. Johnson
Date:		Monte S. Johnson,
January 25, 2007		Senior Vice President
Chief Financial Officer
(Principal Financial and Accounting Officer)

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

Form 8-K Current Report

CIPRICO INC.

Exhibit Number	Description
99.1	Management presentation following the Annual Meeting of Stockholders held on January 25, 2007.